Corporate presentation January 2023 Exhibit 99.1

We caution you that this presentation contains forward-looking statements of HilleVax, Inc. (“HilleVax,” “we,” “us” or similar terms). All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy, research and development plans, the anticipated timing, costs, design and conduct of our planned and potential clinical trials and preclinical studies for HIL-214 and any future vaccine candidates, the timing and likelihood of regulatory filings and approvals for HIL-214 and any future vaccine candidates, our ability to commercialize our vaccine candidates, if approved, the impact of COVID-19 on our business, the pricing and reimbursement of our vaccine candidates, if approved, the potential to develop future vaccine candidates, the potential benefits of strategic collaborations and our intent to enter into any strategic arrangements, the timing and likelihood of success, plans and objectives of management for future operations and future results of anticipated product development efforts, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. The inclusion of forward-looking statements should not be regarded as a representation by us that any of our plans will be achieved. Actual results may differ from those set forth in this presentation due to the risks and uncertainties inherent in our business, including, without limitation: we currently depend entirely on the success of HIL-214, our only vaccine candidate, and we have not yet completed any clinical trials of HIL-214; potential delays in the commencement, enrollment, and completion of clinical trials and preclinical studies; our dependence on third parties in connection with manufacturing, research and clinical and preclinical testing; unexpected adverse side effects or inadequate immunogenicity or efficacy of HIL-214 or any future vaccine candidates that may limit their development, regulatory approval, and/or commercialization; unfavorable results from clinical trials; results from prior clinical trials and studies not necessarily being predictive of future results; our ability to maintain undisrupted business operations due to the COVID-19 pandemic, including delaying or disrupting our clinical trials, manufacturing and supply chain; regulatory developments in the United States and foreign countries; our reliance on intellectual property rights under our license agreement with Takeda Vaccines, Inc.; our ability to obtain, maintain and enforce intellectual property protection for our vaccine candidates; we may use our capital resources sooner than we expect; and other risks described in our filings with the SEC, including under the heading “Risk Factors” in the prospectus we filed with the SEC on April 29, 2022 and any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, and except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us. Disclaimer

Potential breakthrough for the prevention of norovirus-related illness Significant unmet medical need Potential to be first vaccine approved for norovirus-related illness 9 Phase I & II studies completed in >4,500 subjects Clinical PoC demonstrated in adult Phase IIb study  Phase IIb clinical trial ongoing in 3,000 infants  Multi-billion dollar commercial potential   HIL-214

Senior Leadership



Rob Hershberg, MD, PhD
CEO & Chair

EVP BD & CSO, Celgene
CEO, VentiRx
CMO, Dendreon



Astrid Borkowski, MD, PhD
CMO

VP, Head of Clinical Development, Takeda Vaccines
CMO, Europe, Novartis Vaccines



Paul Bavier, JD
GC & CAO

GC, Velos Bio
GC, Avedro
GC, Biodel



Aditya Kohli, PhD
COO

CBO, Phathom Pharma
VP BD, Scout Bio
Engagement Manager, McKinsey



Anju Chatterji, PhD
CTO

SVP, Biologics Dev & Mfg, Catalyst Bio
VP, Biologics Mfg, Exelixis



David Socks
CBO

CEO & CFO, Phathom Pharma
COO, Incline Therapeutics
SVP, Cadence Pharmaceuticals



Shane Maltbie, CPA
CFO

VP Finance, TScan Therapeutics
VP Finance, Axcella



Ozzie Berger
SVP Regulatory

VP, Head of Regulatory, Vaccines, GSK
VP, RA Head, Global Vaccines R&D, GSK



Lynn Ferrucci
VP HR

EVP HR, Ziopharm Oncology
SVP HR, Clinical Data

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Board of Directors Shelley Chu, MD, PhD Partner, Lightspeed Gary Dubin, MD President, Global Vaccine Business Unit, Takeda Julie Gerberding, MD, MPH President, Merck Vaccines Director, CDC Patrick Heron Managing General Partner, Frazier Rob Hershberg, MD, PhD, Chair Co-founder & CEO, HilleVax EVP BD & CSO, Celgene Jeri Hilleman Audit chair/CFO of multiple public life sciences companies Aditya Kohli, PhD Co-founder & COO, HilleVax Jaime Sepulveda, MD, PhD, MPH Exec Dir, UCSF Institute for Global Health Sciences Director, NIH Mexico Susan Silbermann President, Pfizer Vaccines President, Pfizer Emerging Markets

Norovirus is the most common cause of acute gastroenteritis in US and worldwide1 1. Centers for Disease Control and Prevention website, 2021 2. Saito et al., 2014; Cannon et al., 2019 Key vulnerable populations Young children Endemic, incidence of norovirus highest among young children2 Adults Outbreaks among HCPs, military, food handlers, travelers, other groups Older adults Outbreaks in nursing homes and hospitals, higher likelihood of hospitalization / death Highly contagious virus causing diarrhea, vomiting, stomach pain, fever, and headache Complications from dehydration can be severe, including death Easily transmitted via person-to-person contact, contaminated foods or surfaces

Norovirus global annual burden is high…


~200k
Deaths
~4M
Hospitalizations
~570M
Seek Care
~700M
Norovirus-related illnesses

1. Bartsch et al., 2016 2. Bartsch et al., 2020

… resulting in direct and indirect costs of ~$10b in US and ~$60b globally[1,2]

Costs

Direct + **Indirect**

Medical

Clinical management, hospitalizations, infection control measures and cleaning, surveillance

Health

Productivity losses: sick staff work days, resources not used while managing outbreak

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1. Inaida S et al., PLoS One 2013 2. Yu Y Biomed Res Int. 2014; 2014 (ID 196169): 1-13 3. Public Health England. PHE National norovirus and rotavirus report. 10 Jul 2014 4. Bernard H, et al. Epi infect 2014; 142(1): 63-74 Norovirus incidence by strain % total incidence GI and GII.4 genotypes comprise the majority of norovirus infections worldwide GII.4 GI Other GII Mix Other US 5 2012-2015 Brazil 6 2005-2008 Japan 1 2008 Germany 4 2001-2009 England & Wales 3 2011-2014 China 2 1999-2011 Australia 7 2013-14 5. Shah et al. CDC MMWR 2017 6. Ferreira MS, et al. J Med Virol 2010 7. Lim KL, et al. PLoS One 2016

HIL-214 comprises VLPs for major genotypes GI.1 and GII.4

GI.1 selected based on its potential to promote a broad immune response to GI strains

GII.4 selected because it is estimated to be responsible for nearly two-thirds of norovirus illness[1]

1 Virus-Like Particles (VLPs)

Conformationally correct representation of the virus capsid



GI.1 VLP (Norwalk)



Consensus GII.4 VLP



Consensus Strategy

Presents epitopes from three different norovirus GII.4 strains on one VLP

2 Adjuvant

Designed to enhance **immunogenicity** and **stability** of VLPs in solution



Aluminum hydroxide

3 Norovirus Vaccine



Prefilled Syringe (intramuscular)

1. Kumthip et al., 2019

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Large clinical program demonstrates immunogenicity, efficacy, and safety/tolerability

Trial No.	Phase	Design	Study Population	HIL-214 safety, n	HIL-214 immuno, n
LV01-103	I/II	R, DB, Pbo, NoV challenge for **safety, immunogenicity, and efficacy**	18 - 50 years	N/A[1]	N/A[1]
LV03-104	I	R, DB, Pbo, dose/age-escalation for **safety and immunogenicity**	18 - 85 years	66	66
LV03-105	I/II	R, DB, Pbo, NoV challenge for **safety, immunogenicity, and efficacy**	18 - 50 years	67	67
NOR-210	II	Study to generate serum controls for **validation of serology assay**	18 - 49 years	50	50
NOR-107	II	R, DB, for **safety, immunogenicity, dose finding, and adjuvant justification**	18 - 64 years	418	418
NOR-201	II	RD, DB for **safety and immunogenicity**	18 - 49 years	425	425
NOR-204	II	R, DB for **safety, immunogenicity, dose finding and formulation selection**	18 - >85 years	311	311
NOR-211	IIb	R, DB, Pbo for **efficacy, safety, and immunogenicity**	18 - 49 years; military recruits	2,355	97
NOR-202	II	R, DB for **safety, immunogenicity, dose finding and adjuvant justification**	6wks - 9 years	839	839
TOTAL				**4,531**	**2,273**

1. Intranasal formulation of vaccine, not included in HIL-214 safety and immunogenicity subject numbers
R: randomized. DB: double-blind. OL: open label. Pbo: placebo-controlled

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We believe that HIL-214 clinical data have substantially de-risked the program Dose selection Adjuvant selection Immunogenicity in infants/children Immunogenicity in adults/older adults Efficacy proof-of-concept in adults Safety/tolerability profile 5-year safety and immunogenicity HIL-214 Key Clinical Accomplishments

SAFETY >4,500 subjects (839 pediatric subjects) received vaccine in clinical studies In adults, local AEs all mild/moderate with systemic AEs similar to placebo Infant AEs largely mild to moderate with short duration (<3-4 days) HIL-214 clinical AE profile comparable to commercial vaccines Adult safety Pediatric safety NOR-202, NOR-211, NOR-204 studies, WHO, FDA prescribing information These data are presented for informational purposes only, as the comparisons in the tables to the right are not based on head-to-head clinical studies and may not be comparable due to differences in vaccine design, disease under evaluation, trial designs and populations studied.

HIL-214
IMMUNOGENICITY

HBGA is an attachment factor on the surface of intestinal epithelia known to promote norovirus entry into host cells

Measurement of HBGA-blocking antibodies is the primary method to assess vaccine immunogenicity against norovirus

Data from long-term immunogenicity study in adults (NOR-213) has shown titers to date **above baseline at year 5**

NOR-202, NOR-107, and NOR-204 studies

HBGA blocking response following vaccination with HIL-214



GII.4 HBGA blocking titers over time
Note: cross study comparisons
GII.4 HBGA blocking titers
900
800
700
600
500
400
300
200
100
0
0
60
120
180
240
300
360
420
Days post vaccination
Infants (6 – 12 months) 50/150µg x 2 doses (NOR-202)
Adults1 (18 – 64 years) 15/50µg x 1 dose (NOR-107)
Older adults (≥60 years) 15/50µg x 1 dose (NOR-204)

1. Day 0 titers were collected 28 days prior to vaccination for adult study (NOR-107)

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Cases of moderate-to-severe AGE Viral efficacy Pathogen Placebo n = 2,357 HIL-214 n = 2,355 % p value 1° HIL-214 vaccine strain only1 5 (0.2) 1 (<0.1) 80.0 p = 0.142 2° Any NoV strain 26 (1.1) 10 (0.4) 61.8 p = 0.0097 Post-hoc GII.2 strain 21 9 57.4 p = 0.0321 Phase 2b demonstrated reduction in moderate-to-severe AGE CLINICAL POC demonstrated in US Navy recruits 4,712 subjects 2 season, single site study had very few cases of HIL-214 vaccine strains of norovirus Clinical PoC demonstrated across any observed norovirus strains due to heterotypic protection provided by HIL-214 Sherwood et al, Vaccine 2020 1. GI.1 or GII.4

We intend to focus our initial development primarily on the infant population Endemic pattern of infection Higher prevalence of GII.4 Comparison to subjects without pre-existing immunity Regulatory and operational precedent of rotavirus vaccines Advantages of studying HIL-214 in infants

NEST-IN1 Phase 2b pediatric study ongoing 1 Vaccinations at Day 1 and Day 29 - 57 2 Key secondary endpoints may include evaluation of efficacy against any GI or GII norovirus strain HIL-2141 (n = 1,500) Placebo1 (n = 1,500) Primary Endpoint Efficacy against moderate/ severe AGE due to HIL-214 vaccine strain (GI.1 or GII.4)2 Healthy 5 mo. infants (n = ~3,000) Sites in the US and Latin America

NEST-IN1 has achieved significant milestones  since 2Q22 initiation DMC completed Cohort 1 (203 subjects) safety review and recommended study continuation without modification Cohort 1 immune responses1 were consistent with prior infant studies of HIL-214 Enrollment continues for remaining subjects Topline data expected 1Q24 NEST-IN1 updates 1. Pan-Ig antibody responses 28 days post second dose

Development and regulatory strategy

Initial clinical program focused on infant population

Followed by immunobridging and/or efficacy studies in older adults

Clinical program and concurrent epidemiology and pharmacoeconomic studies to support potential ACIP recommendations


1
Establish initial indication in infants
Phase 2b PoC study in infants
n ~ 3,000
Phase 3 pivotal study in infants
n ~ 5,000 – 6,000
Infant registration
2
Broaden label of vaccine to adults and older adults
Immunobridging and/or efficacy studies
Adult/older adult registration

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Disease Age US cases  US hospitalizations US deaths US economic burden (in 2020 dollars) Norovirus  < 4 years 2.8 million 12,000 20 $1.2 billion 5 – 64 years 15.7 million 34,000 70 $6.4 billion > 65 years 3.7 million 50,000 1,250 $3.2 billion All ages 22 million 96,000 1,350 $10.6 billion Rotavirus (pre-vaccine) < 5 years 2.7 million 70,000 60 $1.5 billion Shingles (pre-vaccine) > 50 years 1.0 million 46,000 80 $2.4 billion CDC and Bartsch et al., 2020 ACIP recommendation will be sought for both the infant and older adult populations Norovirus burden of disease compares favorably to other viruses which have vaccines that carry ACIP recommendations Norovirus burden (today) is comparable to  rotavirus and shingles burden (pre-vaccines) in the United States

Potential multi-billion dollar commercial opportunity Similar burden of disease between norovirus and rotavirus Two rotavirus vaccines were launched in 2006 and 2008 (RotaTeq and Rotarix) ACIP recommendation for routine infant use $1.5B global net sales in 2021 $210-360 per rotavirus vaccine course (US) CDC recommended vaccine for older adults Zostavax approved in 2006; rapidly replaced by Shingrix approved Oct 2017 ACIP recommendation for adults over 50 $2.3B global net sales of Shingrix in 2021 $200-300 per shingles vaccine course (US) 1 INFANTS/TODDLERS 2 OLDER ADULTS ROTAVIRUS VACCINES AS A CASE STUDY SHINGLES VACCINES AS A CASE STUDY + OTHER ADULTS including HCPs, military, travelers, food handlers +

3Q22 1Q24 Phase 2b interim safety results  first 200 subjects Anticipated milestones 4Q22 Phase 2b interim immunogenicity results first 200 subjects Phase 2b topline data Strong  Capital position As of September 30, 2022: $292.1M cash $75M term loan:  $5M drawn + up to $70M available prior to P2b topline results1 1 Subject to certain milestones and conditions Positive safety DMC recommendation Aug 2022 Positive immunogenicity results Dec 2022

Most advanced norovirus vaccine candidate Clinical PoC demonstrated in adults Phase IIb study ongoing in 3,000 infants Blockbuster potential commercial opportunity Highly experienced leadership team NASDAQ: HLVX*